UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


       Date of Report (Date of earliest event reported): October 17, 2006

                            State Street Corporation
.................................................................................
             (Exact name of registrant as specified in its charter)

     Massachusetts                    001-07511                 04-2456637
........................    ............................ ........................
(State of Incorporation)    (Commission File Number)   (IRS Employer Identifica-
                                                                tion Number)

               One Lincoln Street, Boston, Massachusetts              02111
.................................................................................
              (Address of principal executive offices)              (Zip code)

       Registrant's telephone number, including area code: (617) 786-3000

         Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[] Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)

[] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)

[] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
   Act (17 CFR 240.14d-2(b))

[] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
   Act (17 CFR 240.13e-4(c))


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Item 2.02.        Results of Operations and Financial Condition.

         On October 17, 2006, State Street Corporation issued a news release announcing its results of operations and related financial information for the third quarter of 2006. A copy of that news release is furnished herewith as
Exhibit 99.1, and is incorporated herein by reference.

Item 9.01.        Financial Statements and Exhibits.

(c) State Street Corporation's news release dated October 17, 2006, announcing third quarter 2006 results of operations and related financial information is furnished herewith as Exhibit 99.1.



                                   Signatures

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                   STATE STREET CORPORATION

                                   By:      /s/ Pamela D. Gormley
                                   ---------------------------------------
                                   Name:    Pamela D. Gormley
                                   Title:   Executive Vice President and
                                            Corporate Controller

Date: October 17, 2006




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                                  EXHIBIT INDEX

Exhibit No.       Description
-----------       -----------
99.1              News release dated October 17, 2006, announcing third quarter
                  2006 results of operations and related financial information.